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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2002


                               Arch Wireless, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                000-23232/001-14248         31-1358569
-----------------------------      -------------------    --------------------
 (State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Numbers)         Identification No.)

            1800 West Park Drive, Suite 250
                     Westborough, MA                             01581
------------------------------------------------------    --------------------
      (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (508) 870-6700



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

(b)      CONFIRMATION OF PLAN OF REORGANIZATION

         The purpose of this Form 8-K is to set forth certain items relating to the confirmation of the plan of reorganization of Arch Wireless, Inc. (the "Registrant") and its domestic subsidiaries.

         (1) & (2)         IDENTITY OF THE COURT AND DATE OF ORDER

         As previously reported in Current Reports on Form 8-K filed with the Securities and Exchange Commission, certain holders of 12-3/4% Senior Notes due 2007 of Arch Wireless Communications, Inc. ("AWCI"), a wholly-owned subsidiary of the Registrant, filed an involuntary petition against AWCI on November 9, 2001 under chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Massachusetts, Western Division (the "Bankruptcy Court").

         On December 6, 2001, AWCI consented to the involuntary petition and the Bankruptcy Court entered an order for relief with respect to AWCI under chapter 11 of the Bankruptcy Code. Also on December 6, 2001, the Registrant and 19 of the Registrant's other wholly-owned, domestic subsidiaries filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court. These cases were jointly administered under the docket for Arch Wireless, Inc., et al., Case No. 01-47330-HJB. During the course of the proceeding, the Registrant and its domestic subsidiaries (collectively, the "Debtors"), operated their businesses and managed their properties as debtors-in-possession under the Bankruptcy Code.

         The Registrant and its domestic subsidiaries filed a Joint Plan of Reorganization with the Bankruptcy Court on January 15, 2002, and filed a Disclosure Statement with respect to the Joint Plan of Reorganization with the Bankruptcy Court on January 18, 2002. On March 13, 2002, the Registrant and its domestic subsidiaries filed a First Amended Joint Plan of Reorganization dated March 8, 2002 and a related Disclosure Statement dated March 8, 2002 (the "Disclosure Statement") with the Bankruptcy Court.

         On May 8, 2002, the Registrant and its domestic subsidiaries filed a First Modification to the First Amended Joint Plan of Reorganization (the "First Modification") with the Bankruptcy Court. On May 14, 2002, the Registrant and its domestic subsidiaries filed a Second Modification to the First Amended Joint Plan of Reorganization (the "Second Modification") with the Bankruptcy Court.

         On May 15, 2002, the Bankruptcy Court entered an order, dated May 14, 2002 (the "Confirmation Order"), confirming the Plan of Reorganization, as modified by the First Modification and Second Modification (as modified, the "Plan").

         On May 29, 2002, the Plan became effective (the "Effective Date"), and the Registrant and its domestic subsidiaries are now operating their businesses and properties as reorganized entities pursuant to the terms of the Plan.

         (3)      SUMMARY OF THE PLAN

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         The following is a summary of the material features of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the Plan (including the First Modification and Second Modification) and the Disclosure Statement.

         CLASSIFICATION OF CLAIMS:

         The Plan provides for separate classes of claims and interests of the creditors and equity holders of the Registrant and each of its domestic subsidiaries.

         TREATMENT OF CREDITORS:

         The Plan provides for further separation of the claims and interests of the creditors of the Registrant and each of its domestic subsidiaries into secured and unsecured creditors.

         Secured Creditors:

         The Plan provides that holders of AWCI's 9 1/2% Senior Notes due 2004 and AWCI's 14% Senior Notes due 2004 and the lenders under a credit agreement with another subsidiary of the Registrant, Arch Wireless Holdings, Inc. ("AWHI") (collectively, the "Secured Creditors"), will receive in the aggregate (1) $200 million of new 10% Senior Subordinated Secured Notes due 2007 to be issued by AWHI; (2) $100 million of new 12% Subordinated Secured Compounding Notes due 2009 to be issued by AWHI; (3) 14,648,854 shares of new common stock to be issued by the Registrant; and (4) 100% of the cash available for distribution by the Registrant and its domestic subsidiaries. The cash available for distribution to the Secured Creditors is an amount of cash equal to the amount by which the cash of the Registrant and its domestic subsidiaries plus the amount of availability under a revolving line of credit, if any, exceeds $45 million less administrative expense claims reasonably expected to be payable for services provided and fees earned through the closing of the transactions contemplated by the Plan.

         Unsecured Creditors:

         The unsecured creditors of the Registrant and its subsidiaries, other than those of AWCI and AWHI and its subsidiaries, will receive no distribution.

         The unsecured creditors of AWCI, including the deficiency claims of the Secured Creditors, will receive a pro rata share of 66,902 shares of new common stock to be issued by the Registrant. In addition, the unsecured creditors of AWCI, exclusive of the deficiency claims of Secured Creditors, will receive a pro rata share of a special distribution of 234,244 shares of new common stock to be issued by the Registrant.

         The unsecured creditors of AWHI and its subsidiaries, including the deficiency claims of Secured Creditors, will receive a maximum of 3,600,000 shares of new common stock to be issued by the Registrant. In addition, the unsecured creditors of AWHI, exclusive of the deficiency claims of Secured Creditors, will receive a pro rata share of a special distribution of 550,000 shares of new common stock to be issued by the Registrant.


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         CANCELLATION OF THE REGISTRANT'S NOTES:

         All of the Registrant's outstanding 6 3/4% Convertible Subordinated Debentures due 2003 and 10 7/8% Senior Discount Notes due 2008 were cancelled on the Effective Date in accordance with the Plan.

         CANCELLATION OF AWCI'S NOTES:

         All of AWCI's outstanding 9 1/2% Senior Notes due 2004, 14% Senior Notes due 2004, 12 3/4% Senior Notes due 2007 and 13 3/4% Senior Notes due 2008 were cancelled on the Effective Date in accordance with the Plan.

         CANCELLATION OF EQUITY INTERESTS:

         The holders of common and preferred equity interests in the Registrant will receive no distributions under the Plan, and all pre-petition equity interests in the Registrant were cancelled on the Effective Date in accordance with the Plan.

         ISSUANCE OF RESTRICTED STOCK TO MANAGEMENT:

         The Plan provides for the creation of a management stock plan pursuant to which the Registrant will issue up to 950,000 shares of new common stock to its management. On the Effective Date, 882,200 shares of new common stock (the "Initial Shares") were issued. Under the Plan, up to an additional 17,800 shares (the "Swing Shares") and up to an additional 50,000 shares (the "Management Allocated Amount") may be issued subsequently. All shares will be issued for a purchase price equal to $.001 per share.

         In general, and subject to continued employment with the Registrant or its subsidiaries on the applicable vesting dates, the Initial Shares and Swing Shares (if any) will vest 35.222% on the first anniversary of the Effective Date, 35.222% on the second anniversary of the Effective Date and 29.556% on the third anniversary of the Effective Date, and the Management Allocated Amount (if any) will vest on the third anniversary of the Effective Date.

         (4)      SHARES ISSUED AND OUTSTANDING

         As of the Effective Date, the Registrant's Restated Certificate of Incorporation authorized 50,000,000 shares of common stock, par value $.001 per share. Pursuant to the terms of the Plan, on the Effective Date, there were 15,471,054 shares of the Registrant's common stock issued and outstanding and 4,528,946 shares of the Registrant's common stock reserved for future issuance in respect of claims and interests filed and allowed under the Plan. The total number shares of the Registrant's common stock issued and outstanding and reserved for future issuance pursuant to the Plan is 20,000,000.

         Except for shares of new common stock issuable pursuant to the management stock plan, the new common stock issuable to the secured and unsecured creditors constitutes 100% of the outstanding common stock of the Registrant on the Effective Date.


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         (5)      FINANCIAL INFORMATION

         Information regarding the assets and liabilities of the Registrant is hereby incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2001, the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 and the Registrant's Current Report on Form 8-K, dated May 30, 2002.

         Effective as of the Effective Date, the Registrant and its domestic subsidiaries adopted the provisions of "fresh start accounting," which require the Registrant and its domestic subsidiaries to restate all assets and liabilities to their fair values. The Registrant and its domestic subsidiaries have not yet determined the impact of fresh start accounting on their consolidated financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

   EXHIBIT NO.      DESCRIPTION
   -----------      -----------
        2.1         Debtors' First Amended Joint Plan of Reorganization under
                    Chapter 11 of the Bankruptcy Code, dated March 8, 2002.(1)

        2.2         Disclosure Statement, dated March 8, 2002, pursuant to
                    Section 1125 of the Bankruptcy Code with respect to Debtors' First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.(1)

        2.3 Debtors' First Modification to First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated May 8, 2002.(2)

        2.4 Debtors' Second Modification to First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated May 10, 2002.(3)

        2.5* Findings of Fact, Conclusions of Law, and Order Confirming Debtors' First Amended Joint Plan of Reorganization, as modified, dated May 14, 2002.

        3.1*        Restated Certificate of Incorporation of Arch Wireless, Inc.

        3.2*        Restated Bylaws of Arch Wireless, Inc.

      +10.1*        2002 Stock Incentive Plan of Arch Wireless, Inc.

      +10.2* First Amendment and Restatement to Executive Employment Agreement, dated May 29, 2002, among Arch Wireless, Inc., Arch Wireless Holdings, Inc., MobileMedia Communications, Inc., Mobile Communications of America and C. Edward Baker, Jr.

      +10.3* First Amendment and Restatement to Executive Employment Agreement, dated May 29, 2002, among Arch Wireless, Inc., Arch Wireless Holdings, Inc., MobileMedia Communications, Inc., Mobile Communications of America and Lyndon R. Daniels.


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      +10.4*        First Amendment and Restatement to Executive Employment
                    Agreement, dated May 29, 2002, among Arch Wireless, Inc., Arch Wireless Holdings, Inc., MobileMedia Communications, Inc., Mobile Communications of America and J. Roy Pottle.

       10.5* Registration Rights Agreement, dated May 29, 2002, among Arch Wireless, Inc., Arch Wireless Holdings, Inc. and the parties listed therein.

       99.1* Press Release of Arch dated May 14, 2002, announcing the Confirmation Order.

       99.2* Press Release of Arch dated May 29, 2002, announcing the Effective Date.

---------------
        *       Filed herewith

        + Identifies exhibits constituting a management contract or compensation plan.

       (1) Incorporated by reference from the Current Report on Form 8-K of Arch Wireless, Inc. dated March 11, 2002 and filed on March 12, 2002.

       (2) Incorporated by reference from the Current Report on Form 8-K of Arch Wireless, Inc. dated May 10, 2002 and filed on
                May 10, 2002.

       (3) Incorporated by reference from the Current Report on Form 8-K of Arch Wireless, Inc. dated May 14, 2002 and filed on
                May 14, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 30, 2002                    ARCH WIRELESS, INC.


                                       By:    /s/ PATRICIA A. GRAY
                                              ----------------------------------
                                       Name:  Patricia A. Gray
                                       Title: Senior Vice President, General
                                              Counsel and Secretary



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                                  EXHIBIT INDEX

The following exhibits are hereby filed as part of this Form 8-K:

   EXHIBIT NO.        DESCRIPTION
   -----------        -----------
        2.1           Debtors' First Amended Joint Plan of Reorganization under
                      Chapter 11 of the Bankruptcy Code, dated March 8, 2002.(1)

        2.2           Disclosure Statement, dated March 8, 2002, pursuant to
                      Section 1125 of the Bankruptcy Code with respect to Debtors' First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.(1)

        2.3 Debtors' First Modification to First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated May 8, 2002.(2)

        2.4 Debtors' Second Modification to First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated May 10, 2002. (3)

        2.5* Findings of Fact, Conclusions of Law, and Order Confirming Debtors' First Amended Joint Plan of Reorganization, as modified, dated May 14, 2002.

        3.1*          Restated Certificate of Incorporation of Arch Wireless,
                      Inc.

        3.2*          Restated Bylaws of Arch Wireless, Inc.

      +10.1*          2002 Stock Incentive Plan of Arch Wireless, Inc.

      +10.2* First Amendment and Restatement to Executive Employment Agreement, dated May 29, 2002, among Arch Wireless, Inc., Arch Wireless Holdings, Inc., MobileMedia Communications, Inc., Mobile Communications of America and C. Edward Baker, Jr.

      +10.3* First Amendment and Restatement to Executive Employment Agreement, dated May 29, 2002, among Arch Wireless, Inc., Arch Wireless Holdings, Inc., MobileMedia Communications, Inc., Mobile Communications of America and Lyndon R. Daniels.

      +10.4* First Amendment and Restatement to Executive Employment Agreement, dated May 29, 2002, among Arch Wireless, Inc., Arch Wireless Holdings, Inc., MobileMedia Communications, Inc., Mobile Communications of America and J. Roy Pottle.

       10.5* Registration Rights Agreement, dated May 29, 2002, among Arch Wireless, Inc., Arch Wireless Holdings, Inc. and the parties listed therein.

       99.1* Press Release of Arch dated May 14, 2002, announcing the Confirmation Order.


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       99.2*          Press Release of Arch dated May 29, 2002, announcing the
                      Effective Date.

---------------
        *       Filed herewith

        + Identifies exhibits constituting a management contract or compensation plan.

       (1) Incorporated by reference from the Current Report on Form 8-K of Arch Wireless, Inc. dated March 11, 2002 and filed on March 12, 2002.

       (2) Incorporated by reference from the Current Report on Form 8-K of Arch Wireless, Inc. dated May 10, 2002 and filed on
                May 10, 2002.

       (3) Incorporated by reference from the Current Report on Form 8-K of Arch Wireless, Inc. dated May 14, 2002 and filed on
                May 14, 2002.




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